Exhibit 10.35

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN SALE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN SALE AGREEMENT (this “Amendment”) dated as of June 4, 2013 (“Amendment Effective Date”) is made by and between WebBank, a Utah industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and LendingClub Corporation, a Delaware corporation having its principal location in San Francisco, California (“Company”), and amends the Amended and Restated Loan Sale Agreement dated as of November 8, 2010 by and between Bank and Company (the “Agreement”).

WHEREAS, Bank and Company desire to extend the term of the Agreement; and

WHEREAS, Bank and Company desire to amend certain terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions, and mutual covenants and agreements herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Bank and Company agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings set forth in the Agreement.

2. Securitization. Section 3(c) of the Agreement is amended by inserting the following parenthetical immediately following the word “securitize” in the first sentence thereof: “(including issuance of an “asset-backed security” (as defined under 17 C.F.R. § 229.1101(c) or Section 3(a)(77) of the Securities Exchange Act of 1934) backed by).”

3. Term. Section 8 of the Agreement is amended as follows:

(a)	Section 8(a) is amended by deleting the words “thirty-six (36) months” and inserting in lieu thereof “ninety-six (96) months”; and

(b)	Section 8(c) is amended by deleting the word “or” that appears immediately before clause (iii), and inserting the following immediately before the period (.) at the end of Section 8(c): “; or (iv) if Bank is deemed to be a “sponsor” or “securitizer” under any rule, regulation or order of the Securities and Exchange Commission with respect to any security issued by Company (or its affiliates).”

4. Notices. The addresses for notice for Bank and Company are changed, under Section 14 of the Agreement, as follows:

To Bank:	WebBank
Attn: Senior Vice President – Strategic Partners
215 S. State Street, Suite 800
Salt Lake City, UT 84111
Tel. (801) 456-8398
Fax: (801) 456-8398
Email: strategicpartnerships@webbank.com

With a copy to:	WebBank
Attn: Compliance Officer
215 S. State Street, Suite 800
Salt Lake City, UT 84111
Tel. (801) 456-8397
Fax: (801) 456-8397
Email: complianceofficer@webbank.com

To Company:	LendingClub Corporation
71 Stevenson, Suite 300
San Francisco, CA 94105
Attn: Renaud Laplanche, Chief Executive Officer
E-mail Address: rlaplanche@lendingclub.com
Telephone: (415) 632-5667
Facsimile: (415) 632-5608

With a copy to (which shall not constitute notice):

LendingClub Corporation
71 Stevenson, Suite 300
San Francisco, CA 94105
Attn: General Counsel
E-mail Address: jaltieri@lendingclub.com
Telephone: (415) 632-5666
Facsimile: (415) 632-5608

5. Miscellaneous.

(a) Amendment. This Amendment may only be amended, modified, waived, or supplemented from time to time by a written instrument signed by Bank and Company.

(b) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF UTAH WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(c) Notices. All notices and other communications that are required or may be given in connection with this Amendment shall be provided in accordance with Section 14 of the Agreement.

(d) Integration. Except as set forth herein, the remaining terms of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date and, as shall thereafter be deemed to be a part of the Agreement for all purposes.

(e) Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Amendment and shall in no way affect the validity or enforceability of the remaining provisions.

(f) No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party to this Amendment, any right, remedy, power or privilege under this Amendment shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Amendment preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Amendment are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

(g) Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

(h) Merger and Integration. Except as specifically stated otherwise herein, this Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Amendment.

(i) Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

IN WITNESS WHEREOF, Bank and Company have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

WEBBANK

By:
Name:
Title:

LENDINGCLUB CORPORATION

By:
Name:
Title:

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